UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

VALERO ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	1-36232	90-1006559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Valero Energy Partners LP (the Partnership) on July 1, 2014 (the Initial Form 8-K), amended as of July 2, 2014 (Amendment No. 1), the Partnership completed the acquisition of certain assets and interests (the Texas Crude Systems Business) from certain subsidiaries of Valero Energy Corporation (Valero) on July 1, 2014. This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Initial Form 8-K, as amended by Amendment No. 1, to provide certain financial statements of the Texas Crude Systems Business and to provide the unaudited pro forma financial information of the Partnership in connection with this acquisition.
No other modification to the Initial Form 8-K, as amended, is being made by this amendment.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
Audited historical combined financial statements of the Texas Crude Systems Business as of and for the year ended December 31, 2013, and unaudited historical combined financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, together with the related notes to the combined financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of and for the three months ended March 31, 2014 and for each of the years in the three-year period ended December 31, 2013, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1*
Purchase and Sale Agreement, dated as of July 1, 2014, between The Shamrock Pipe Line Corporation, Valero Plains Company LLC and Valero Terminaling and Distribution Company, as Sellers, and Valero Partners North Texas, LLC, Valero Partners South Texas, LLC and Valero Partners Operating Co. LLC, as Buyers.

10.2*
Amended and Restated Omnibus Agreement, dated July 1, 2014, by and among Valero Energy Corporation, a Delaware corporation, Valero Marketing and Supply Company, Valero Terminaling and Distribution Company, The Premcor Refining Group Inc., The Premcor Pipeline Co., Valero Energy Partners LP, Valero Energy Partners GP LLC, Valero Partners Operating Co. LLC, Valero Partners EP, LLC, Valero Partners Lucas, LLC, Valero Partners Memphis, LLC, Valero Partners North Texas, LLC, Valero Partners South Texas, LLC and Valero Partners Wynnewood, LLC.

10.3*
Amendment Number One to Services and Secondment Agreement, dated July 1, 2014, by and among Valero Services, Inc., a Delaware corporation, Valero Refining Company-Tennessee, L.L.C. and Valero Energy Partners GP LLC.

10.4
Master Transportation Services Agreement dated December 16, 2013 by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company - incorporated by reference to Exhibit 10.6 to the Partnership’s Current Report on Form 8-K dated December 16, 2013, and filed December 20, 2013 (SEC File No. 1-36232).

10.5
Master Terminal Services Agreement dated December 16, 2013 by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company - incorporated by reference to Exhibit 10.7 to the Partnership’s Current Report on Form 8-K dated December 16, 2013, and filed December 20, 2013 (SEC File No. 1-36232).

10.6*	Transportation Services Schedule (McKee Crude System), dated July 1, 2014, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
10.7*	Transportation Services Schedule (Three Rivers Crude System), dated July 1, 2014, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
10.8*	Terminal Services Schedule (Wynnewood Products System), dated July 1, 2014, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
10.9*	Transportation Services Schedule (Wynnewood Products System), dated July 1, 2014, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
23.1	Consent of KPMG LLP, independent registered public accounting firm.
99.1
Audited historical combined financial statements of the Texas Crude Systems Business as of and for the year ended December 31, 2013, and unaudited historical combined financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, together with the related notes to the combined financial statements.

99.2
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of and for the three months ended March 31, 2014 and for each of the years in the three-year period ended December 31, 2013.

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY PARTNERS LP
(Registrant)

		By:	Valero Energy Partners GP LLC,
its general partner

Date:	July 25, 2014	By:	/s/ Donna M. Titzman
Donna M. Titzman
Senior Vice President, Chief Financial Officer,
and Treasurer
(Principal Financial and Accounting Officer)

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